EXHIBIT 10.4

AMENDMENT TO CERTAIN SENIOR CONVERTIBLE NOTES ISSUED BY
SINGLE TOUCH SYSTEMS INC. (FKA HOSTING SITE NETWORK, INC.)
TO THE UNDERSIGNED HOLDERS

This Amendment is made and entered into as of the 15th day of June 2008. Unless otherwise defined herein, capitalized terms used in this Addendum shall have the meaning given to them in the Senior Convertible Notes.

WHEREAS, each Holder is the purchaser of a senior convertible note (the “Note”) of Single Touch Systems Inc. (formerly known as Hosting Site Network, Inc.) (the “Company”) dated between March 17, 2008 and March 31, 2008; and

WHEREAS, each Note provides for the accrual of interest thereon commencing 90 days following the Issuance Date (the “Interest Accrual Date”); and

WHEREAS, each Holder has agreed to extend the Interest Accrual Date to July 31, 2008.

NOW, THEREFORE, in consideration of the respective covenants contained herein and intending to be legally bound hereby, the parties hereto agree as follows:

1. Section 2(a) of the Notes is amended to read as follows:

“(a) Interest on any outstanding Principal payable pursuant to this Note shall commence accruing July 31, 2008 (the “Interest Accrual Date”) and shall be computed on the basis of a 360-day year and actual days elapsed and shall be payable in arrears for each Calendar Quarter beginning on the Interest Accrual Date and ending on, and including, the Maturity Date (each, an “Interest Date”) with the first Interest Date being October 1, 2008. Interest shall be payable on each Interest Date, to the record holder of this Note on the applicable Interest Date”.

2. All other terms of the Notes, as previously amended by the Addendum thereto dated as of June 10, 2008, shall continue with full force and effect.

3. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

IN WITNESS WHEREOF, this Amendment has been executed by the parties as of the date first above written:

HOLDER:	HOLDER:
(Individual)	(Entity)
Hemisphere Trading Corp.
(Name of Entity)

/s/ James Cassina	By: /s/ Robert Cordes
Name: James Cassina	Name: Robert Cordes
Title: President

HOLDER:	HOLDER:
(Individual)	(Entity)
Galaxy Dragon Limited
(Name of Entity)

By: /s/ Erwin Sui
Name:	Name: Erwin Sui
Title: Attorney-in-Fact

HOLDER:	HOLDER:
(Individual)	(Entity)
Fieldston Traders Limited
(Name of Entity)

By: /s/ Erwin Sui
Name:	Name: Erwin Sui
Title: Attorney-in-Fact

HOLDER:	HOLDER:
(Individual)	(Entity)
Belesarius Industries Inc.
(Name of Entity)

By: /s/ Lynn Turnquest
Name:	Name: Lynn Turnquest
Title: President

HOLDER:	HOLDER:
(Individual)	(Entity)
Lion City Capital
(Name of Entity)

By: /s/ Sylvia Seymour
Name:	Name: Sylvia Seymour
Title: President

SINGLE TOUCH SYSTEMS INC. (FKA HOSTING SITE NETWORK, INC.).

By: /s/ Scott Vicari
Name: Scott Vicari
Title: President